Exhibit 99.1

Tidewater Inc. 6002 Rogerdale Road, Suite 600 Houston, TX 77072-1655, USA +1.713.470.5300

Tidewater Reports Results for the Three Months Ending March 31, 2021

HOUSTON, May 6, 2021 - Tidewater Inc. (NYSE:TDW) announced today revenue for the three months ending March 31, 2021 of $83.5 million compared with $116.4 million for the three months ending March 31, 2020. Tidewater's net losses for the three months ending March 31, 2021, were $35.3 million ($0.87 per common share) compared with $18.4 million ($0.46 per common share) for the three months ending March 31, 2020. Included in the net losses for the three months ending March 31, 2021 were severance expenses totaling $0.1 million; excluding these costs, we would have reported a net loss for the three months ending March 31, 2021 of $35.2 million ($0.86 per common share). Included in the net losses for the three months ending March 31, 2020 were $10.3 million in long-lived asset impairments and one-time severance expenses; excluding these costs, net losses for the three months ending March 31, 2020 were $8.1 million (or $0.20 per common share).

Quintin Kneen, Tidewater’s President and Chief Executive Officer, commented, "I am pleased to report that we once again generated free cash flow for the latest quarter. In the first quarter of 2021, we generated $19.2 million of free cash flow and for the trailing twelve months, which were the most difficult twelve months the company has ever seen, we generated $87.1 million of free cash flow.

"Since late 2018, we have dedicated ourselves to building an offshore vessel company that is able to generate positive free cash flow throughout the business cycle by optimizing the earnings potential of the fleet, being the lowest cost operator and by adroitly managing drydocks and capital investments. The shore base infrastructure we have built is highly scalable and the operations have a substantial degree of operating leverage. I look forward to the acceleration in cash generation that will result from combined benefit of higher day rates as we enter a more balanced supply and demand environment and the lower per unit administrative cost of our scalable shore base infrastructure as more vessels are put to work.

“Compared to the first quarter of last year, revenue was down 28%, which is in line with the expectations we set out on the first quarter call last year after the pandemic broke. Operating costs were down 23%. Pandemic-driven inefficiencies kept operating expenses a bit higher than they otherwise would have been. General and administrative costs are down 25% since the first quarter of 2020. We have demonstrated again that we can swiftly and seamlessly adjust the scale of our operations to meet market demand.

“Our ongoing fleet development program includes the sale or recycling of vessels that are deemed uneconomic or that otherwise do not meet our future strategic goals, and during the first quarter we disposed of six vessels for $11.0 million.

“During the quarter, we reduced outstanding debt by $26.4 million and decreased our net debt position by $14.4 million. We ended the quarter with $143.4 million of cash on hand. We repurchased $11.8 million of the 2022 bonds at 100.5% of par during the first quarter.

“As highlighted in our recently issued inaugural sustainability report, which I encourage you to read, although 2020 posed many unique challenges, nothing caused us to waver from our environmental, social and governance (ESG) standards. While the report covers a great deal of what we have and continue to strive to achieve, I want to underscore that maintaining a safe working environment for our employees is a cornerstone of the Tidewater culture. During calendar year 2020, our employees clocked in more than 17 million hours and we had no lost time incidents. This is a tremendous achievement and I want to thank all of our employees for their dedication to creating a safe working environment.”

In addition to the number of outstanding shares, as of March 31, 2021, the company also has the following in-the-money warrants.

Common shares outstanding	40,731,777
New Creditor Warrants (strike price $0.001 per common share)	657,203
GulfMark Creditor Warrants (strike price $0.01 per common share)	815,575
Total	42,204,555

Tidewater will hold a conference call to discuss results for the three months ending March 31, 2021 on May 7, 2021, at 8:00 a.m. Central Time. Investors and interested parties may listen to the earnings conference call via telephone by calling +1-888-771-4371 if calling from the U.S. or Canada (+1-847-585-4405 if calling from outside the U.S.) and asking for the “Tidewater” call just prior to the scheduled start time. A live webcast of the call will also be available in the Investor Relations section of Tidewater’s website at investor.tdw.com

A replay of the conference call will be available beginning at 10:30 a.m. Central Time on May 7, 2021 and will continue until 11:59 p.m. Central Time on June 7, 2021. To access the replay, visit the Investor Relations section of Tidewater’s website at investor.tdw.com

The conference call will contain forward-looking statements in addition to statements of historical fact. The actual achievement of any forecasted results or the unfolding of future economic or business developments in a way anticipated or projected by the company involves numerous risks and uncertainties that may cause the company’s actual performance to be materially different from that stated or implied in the forward-looking statements. Such risks and uncertainties include, among other things, risks associated with the general nature of the oilfield service industry and other factors discussed within the “Risk Factors” section of Tidewater’s most recent Forms 10-Q and 10-K.

Tidewater owns and operates one of the largest fleets of offshore support vessels in the industry, with more than 65 years of experience supporting offshore energy exploration, production, and generation activities worldwide.

Note: All per-share amounts are stated on a diluted basis.

Financial information is displayed beginning on the next page.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended
	March 31,	March 31,
	2021	2020
Revenues:
Vessel revenues	$80,993	$111,974
Other operating revenues	2,511	4,394
Total revenues	83,504	116,368
Costs and expenses:
Vessel operating costs	61,020	78,825
Costs of other operating revenues	1,067	2,673
General and administrative	16,043	21,420
Depreciation and amortization	29,727	27,107
Long-lived asset impairments and other	—	10,207
(Gain) loss on asset dispositions, net	1,948	(5,331)
	109,805	134,901
Operating loss	(26,301)	(18,533)
Other income (expense):
Foreign exchange gain (loss)	(850)	864
Equity in net losses of unconsolidated companies	(1,849)	—
Interest income and other, net	23	116
Interest and other debt costs, net	(4,541)	(6,142)
Total other expense	(7,217)	(5,162)
Loss before income taxes	(33,518)	(23,695)
Income tax (benefit) expense	2,009	(5,171)
Net loss	$(35,527)	$(18,524)
Less: Net loss attributable to noncontrolling interests	(212)	(79)
Net loss attributable to Tidewater Inc.	$(35,315)	$(18,445)
Basic loss per common share	$(0.87)	$(0.46)
Diluted loss per common share	$(0.87)	$(0.46)
Weighted average common shares outstanding	40,716	40,101
Dilutive effect of stock options and restricted stock	—	—
Adjusted weighted average common shares	40,716	40,101

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share and par value data)

	March 31,	December 31,
ASSETS	2021	2020
Current assets:
Cash and cash equivalents	$131,858	$149,933
Restricted cash	9,061	2,079
Trade and other receivables, less allowance for credit losses of $2,136 and $1,516 at March 31, 2021 and December 31, 2020, respectively	99,865	112,623
Due from affiliate, less allowance for credit losses of $71,595 and $71,800 at March 31, 2021 and December 31, 2020, respectively	62,474	62,050
Marine operating supplies	15,676	15,876
Assets held for sale	31,214	34,396
Prepaid expenses and other current assets	13,594	11,692
Total current assets	363,742	388,649
Net properties and equipment	754,707	780,318
Deferred drydocking and survey costs	46,648	56,468
Other assets	23,833	25,742
Total assets	$1,188,930	$1,251,177

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$14,622	$16,981
Accrued expenses	48,466	52,422
Due to affiliates	56,356	53,194
Current portion of long-term debt	18,201	27,797
Other current liabilities	35,003	32,785
Total current liabilities	172,648	183,179
Long-term debt	148,337	164,934
Other liabilities and deferred credits	79,234	79,792

Commitments and contingencies

Equity:
Common stock	41	41
Additional paid-in-capital	1,372,846	1,371,809
Accumulated deficit	(584,246)	(548,931)
Accumulated other comprehensive loss	(875)	(804)
Total stockholder's equity	787,766	822,115
Noncontrolling interests	945	1,157
Total equity	788,711	823,272
Total liabilities and equity	$1,188,930	$1,251,177

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(In thousands)

	Three Months Ended
	March 31,	March 31,
	2021	2020
Net loss	$(35,527)	$(18,524)
Other comprehensive income (loss):
Change in pension plan and supplemental pension plan liability, net of tax of $0 and $0, respectively	(71)	369
Total comprehensive loss	$(35,598)	$(18,155)

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Three Months	Three Months
	Ended	Ended
	March 31,	March 31,
	2021	2020
Operating activities:
Net loss	$(35,527)	$(18,524)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	18,470	17,285
Amortization of deferred drydocking and survey costs	11,257	9,822
Amortization of debt premiums and discounts	1,108	675
Provision for deferred income taxes	30	—
(Gain) loss on asset dispositions, net	1,948	(5,331)
Loss on debt extinguishment	59	—
Long-lived asset impairments and other	—	10,207
Stock-based compensation expense	1,172	1,335
Changes in operating assets and liabilities, net:
Trade and other receivables	12,758	(9,438)
Changes in due to/from affiliate, net	2,738	(2,405)
Accounts payable	(2,359)	3,210
Accrued expenses	(4,270)	(1,146)
Deferred drydocking and survey costs	(2,722)	(24,867)
Other, net	1,054	(8,348)
Net cash provided by (used in) operating activities	5,716	(27,525)
Cash flows from investing activities:
Proceeds from sales of assets	10,983	9,452
Additions to properties and equipment	(1,196)	(2,449)
Net cash provided by investing activities	9,787	7,003
Cash flows from financing activities:
Principal payments on long-term debt	(26,414)	(2,600)
Debt modification costs	(725)	—
Debt extinguishment premium	(59)	—
Tax on share-based awards	(135)	(531)
Net cash used in financing activities	(27,333)	(3,131)
Net change in cash, cash equivalents and restricted cash	(11,830)	(23,653)
Cash, cash equivalents and restricted cash at beginning of period	155,225	227,608
Cash, cash equivalents and restricted cash at end of period	$143,395	$203,955

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	3,746	5,442
Income taxes	2,535	2,550

Note (A):  Cash, cash equivalents and restricted cash at March 31, 2021 includes $2.5 million in long-term restricted cash, which is included in other assets in our consolidated balance sheet.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

(In thousands)

	Three Months Ended
				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	deficit	income (loss)	interest	Total
Balance at December 31, 2020	$41	1,371,809	(548,931)	(804)	1,157	823,272
Total comprehensive loss	—	—	(35,315)	(71)	(212)	(35,598)
Amortization of share-based awards	—	1,037	—	—	—	1,037
Balance at March 31, 2021	$41	1,372,846	(584,246)	(875)	945	788,711

Balance at December 31, 2019	$40	1,367,521	(352,526)	(236)	1,611	1,016,410
Total comprehensive loss	—	—	(18,445)	369	(79)	(18,155)
Adoption of credit loss accounting standard	—	—	(163)	—	—	(163)
Amortization of share-based awards	—	804	—	—	—	804
Balance at March 31, 2020	$40	1,368,325	(371,134)	133	1,532	998,896

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues, were as follows:

	Three Months Ended
	March 31,		March 31,
	2021		2020
(In thousands)		%		%
Vessel revenues:
Americas	$26,224	32%	$31,859	28%
Middle East/Asia Pacific	24,414	30%	24,828	22%
Europe/Mediterranean	14,749	18%	29,491	26%
West Africa	15,606	19%	25,796	23%
Total vessel revenues	$80,993	100%	$111,974	100%
Vessel operating costs:
Crew costs	$35,162	43%	$44,487	40%
Repair and maintenance	9,437	12%	10,598	9%
Insurance	623	1%	1,785	2%
Fuel, lube and supplies	5,860	7%	9,752	9%
Other	9,938	12%	12,203	11%
Total vessel operating costs	61,020	75%	78,825	70%
Vessel operating margin (A)	$19,973	25%	$33,149	30%

Note (A): Vessel operating margin equals revenues less vessel operating costs and excludes general and administrative expenses and depreciation and amortization.

The company’s operating loss and other components of loss before income taxes and its related percentage of total revenues, were as follows:

	Three Months Ended
	March 31,		March 31,
	2021		2020
(In thousands)		%		%
Vessel operating profit (loss):
Americas	$(1,651)	(2)%	$(1,164)	(1)%
Middle East/Asia Pacific	(1,853)	(2)%	(856)	(1)%
Europe/Mediterranean	(8,021)	(10)%	1,547	1%
West Africa	(6,767)	(8)%	(4,863)	(4)%
Other operating profit	1,444	2%	1,721	1%
	(16,848)	(20)%	(3,615)	(3)%

Corporate expenses (A)	(7,505)	(9)%	(10,042)	(9)%
Gain (loss) on asset dispositions, net	(1,948)	(2)%	5,331	5%
Long-lived asset impairments and other	—	0%	(10,207)	(9)%
Operating loss	$(26,301)	(31)%	$(18,533)	(16)%

Note (A):  General and administrative expenses for the three months ended March 31, 2021 and 2020 include stock-based compensation of $1.2 million and $1.3 million, respectively. In addition, vessel operating and general and administrative costs for the three months ended March 31, 2021 and 2020, respectively, both included $0.1 million in one-time restructuring and integration related costs.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EARNINGS (LOSS) – QUARTERLY DATA

(Unaudited)

(In thousands, except per share data)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2021	2020	2020	2020	2020
Revenues:
Vessel revenues	$80,993	87,830	85,395	100,975	111,974
Other operating revenues	2,511	4,029	1,072	1,369	4,394
Total revenues	83,504	91,859	86,467	102,344	116,368
Costs and expenses:
Vessel operating costs (A)	61,020	63,397	61,784	64,774	78,825
Costs of other operating revenue	1,067	342	219	171	2,673
General and administrative (A)	16,043	16,992	17,438	17,597	21,420
Depreciation and amortization	29,727	30,681	30,777	28,144	27,107
Long-lived asset impairments and other	—	6,475	1,945	55,482	10,207
Affiliate credit loss impairment expense	—	(600)	—	53,581	—
Affiliate guarantee obligation	—	—	—	2,000	—
(Gain) loss on asset dispositions, net	1,948	(80)	(520)	(1,660)	(5,331)
Total operating costs and expenses	109,805	117,207	111,643	220,089	134,901
Operating loss	(26,301)	(25,348)	(25,176)	(117,745)	(18,533)
Other income (expense):
Foreign exchange gain (loss)	(850)	(2,880)	(1,153)	(2,076)	864
Equity in net earnings (losses) of unconsolidated companies	(1,849)	164	—	—	—
Dividend income from unconsolidated company	—	—	—	17,150	—
Interest income and other, net	23	144	272	696	116
Interest and other debt costs, net	(4,541)	(5,984)	(6,071)	(5,959)	(6,142)
Total other expense	(7,217)	(8,556)	(6,952)	9,811	(5,162)
Loss before income taxes	(33,518)	(33,904)	(32,128)	(107,934)	(23,695)
Income tax (benefit) expense	2,009	(4,477)	5,953	2,730	(5,171)
Net loss	(35,527)	(29,427)	(38,081)	(110,664)	(18,524)
Net income (loss) attributable to noncontrolling interests	(212)	(180)	(154)	(41)	(79)
Net loss attributable to Tidewater Inc.	$(35,315)	(29,247)	(37,927)	(110,623)	(18,445)
Basic loss per common share	(0.87)	(0.72)	(0.94)	(2.74)	(0.46)
Diluted loss per common share	(0.87)	(0.72)	(0.94)	(2.74)	(0.46)
Weighted average common shares outstanding	40,716	40,604	40,405	40,306	40,101
Dilutive effect of stock options and restricted stock	—	—	—	—	—
Adjusted weighted average common shares	40,716	40,604	40,405	40,306	40,101
Vessel operating margin	$19,973	24,433	23,611	36,201	33,149

Note (A) One-time restructuring and integration related costs	$103	291	641	446	129

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands)

	March 31,	December 31,	September 30,	June 30,	March 31,
ASSETS	2021	2020	2020	2020	2020

Current assets:
Cash and cash equivalents	$131,858	149,933	192,243	203,119	187,802
Restricted cash	9,061	2,079	26,401	19,880	12,461
Trade and other receivables, net	99,865	112,623	100,583	115,008	119,455
Due from affiliate, net	62,474	62,050	65,692	65,766	128,204
Marine operating supplies	15,676	15,876	17,808	20,580	21,944
Assets held for sale	31,214	34,396	19,163	29,064	26,142
Prepaid expenses and other current assets	13,594	11,692	18,925	20,350	22,185
Total current assets	363,742	388,649	440,815	473,767	518,193
Net properties and equipment	754,707	780,318	820,876	839,912	922,979
Deferred drydocking and survey costs	46,648	56,468	63,975	74,585	81,981
Other assets	23,833	25,742	25,108	27,411	29,971
Total assets	$1,188,930	1,251,177	1,350,774	$1,415,675	$1,553,124

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$14,622	16,981	12,953	17,111	30,711
Accrued expenses	48,466	52,422	55,811	60,993	72,854
Due to affiliates	56,356	53,194	53,355	48,803	50,013
Current portion of long-term debt	18,201	27,797	9,576	9,437	9,104
Other current liabilities	35,003	32,785	31,599	25,815	26,953
Total current liabilities	172,648	183,179	163,294	162,159	189,635
Long-term debt	148,337	164,934	246,179	273,215	273,015
Other liabilities and deferred credits	79,234	79,792	87,724	90,301	91,578

Equity:
Common stock	41	41	40	40	40
Additional paid-in-capital	1,372,846	1,371,809	1,370,778	1,369,645	1,368,325
Accumulated deficit	(584,246)	(548,931)	(519,684)	(481,757)	(371,134)
Accumulated other comprehensive income (loss)	(875)	(804)	1,106	581	133
Total stockholder's equity	787,766	822,115	852,240	888,509	997,364
Noncontrolling interests	945	1,157	1,337	1,491	1,532
Total equity	788,711	823,272	853,577	890,000	998,896
Total liabilities and equity	$1,188,930	1,251,177	1,350,774	1,415,675	1,553,124

Supplemental information
Due from related parties, net of due to related parties:
Sonatide (Angola)	$6,118	8,856	12,337	16,963	64,184
DTDW (Nigeria)	—	—	—	—	14,007
Total	$6,118	8,856	12,337	16,963	78,191

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2021	2020	2020	2020	2020
VESSEL REVENUE BY VESSEL CLASS

Americas fleet:
Deepwater	$19,876	25,706	22,836	27,858	22,882
Towing-supply	4,817	4,603	4,119	4,455	7,243
Other	1,531	1,759	1,750	1,731	1,734
Total	26,224	32,068	28,705	34,044	31,859
Middle East/Asia Pacific fleet:
Deepwater	$15,931	16,822	13,819	14,195	14,326
Towing-supply	8,483	8,220	9,461	9,788	10,502
Total	24,414	25,042	23,280	23,983	24,828
Europe/Mediterranean fleet:
Deepwater	$14,588	15,621	17,578	20,476	29,163
Towing-supply	—	—	(13)	—	179
Other	161	154	151	144	149
Total	14,749	15,775	17,716	20,620	29,491
West Africa fleet:
Deepwater	$7,909	6,237	4,905	8,748	12,102
Towing-supply	4,879	5,202	7,711	11,029	10,521
Other	2,818	3,506	3,078	2,552	3,173
Total	$15,606	14,945	15,694	22,329	25,796
Worldwide fleet:
Deepwater	$58,304	64,386	59,137	71,277	78,473
Towing-supply	18,179	18,025	21,278	25,271	28,445
Other	4,510	5,419	4,980	4,427	5,056
Total	$80,993	87,830	85,395	100,975	111,974

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2021	2020	2020	2020	2020
AVERAGE NUMBER OF VESSELS:

Americas fleet:
Deepwater	29	32	32	32	32
Towing-supply	8	10	12	15	17
Other	3	3	3	3	3
Total	40	45	47	50	52
Stacked vessels	(12)	(15)	(17)	(17)	(17)
Active vessels	28	30	30	33	35
Middle East/Asia Pacific fleet:
Deepwater	21	21	22	26	27
Towing-supply	20	22	23	26	28
Total	41	43	45	52	55
Stacked vessels	(3)	(3)	(4)	(9)	(10)
Active vessels	38	40	41	43	45
Europe/Mediterranean fleet:
Deepwater	31	31	32	36	39
Towing-supply	—	—	—	1	2
Total	31	31	32	37	41
Stacked vessels	(14)	(16)	(17)	(17)	(11)
Active vessels	17	15	15	20	30
West Africa fleet:
Deepwater	20	20	25	26	26
Towing-supply	12	13	17	18	19
Other	26	23	16	19	20
Total	58	56	58	63	65
Stacked vessels	(25)	(26)	(31)	(21)	(21)
Active vessels	33	30	27	42	44
Worldwide fleet:
Deepwater	101	104	111	120	124
Towing-supply	40	45	52	60	66
Other	29	26	19	22	23
Total	170	175	182	202	213
Stacked vessels	(54)	(60)	(69)	(64)	(60)
Active vessels	116	115	113	138	153

Total active	116	115	113	138	153
Total stacked	54	60	69	64	60
Total joint venture and other vessels	3	3	3	3	3
Total	173	178	185	205	216

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2021	2020	2020	2020	2020
AVAILABLE DAYS - TOTAL FLEET:

Americas fleet:
Deepwater	2,627	2,944	2,996	2,940	2,873
Towing-supply	720	898	1,098	1,329	1,547
Other	270	276	276	273	285
Total	3,617	4,118	4,370	4,542	4,705
Middle East/Asia Pacific fleet:
Deepwater	1,863	1,932	2,025	2,411	2,496
Towing-supply	1,822	2,032	2,118	2,342	2,512
Total	3,685	3,964	4,143	4,753	5,008
Europe/Mediterranean fleet:
Deepwater	2,756	2,852	2,916	3,256	3,581
Towing-supply	—	—	24	91	122
Total	2,756	2,852	2,940	3,347	3,703
West Africa fleet:
Deepwater	1,827	1,840	2,269	2,366	2,366
Towing-supply	1,084	1,196	1,588	1,654	1,729
Other	2,340	2,095	1,469	1,698	1,820
Total	5,251	5,131	5,326	5,718	5,915
Worldwide fleet:
Deepwater	9,073	9,568	10,206	10,973	11,316
Towing-supply	3,626	4,126	4,828	5,416	5,910
Other	2,610	2,371	1,745	1,971	2,105
Total	15,309	16,065	16,779	18,360	19,331

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2021	2020	2020	2020	2020
OUT-OF-SERVICE - STACKED DAYS:

Americas fleet:
Deepwater	923	1,105	1,134	863	873
Towing-supply	90	189	362	601	593
Other	90	92	92	91	103
Total	1,103	1,386	1,588	1,555	1,569
Middle East/Asia Pacific fleet:
Deepwater	90	92	185	500	546
Towing-supply	180	177	186	310	396
Total	270	269	371	810	942
Europe/Mediterranean fleet:
Deepwater	1,238	1,448	1,522	1,422	1,004
Towing-supply	—	—	24	91	—
Total	1,238	1,448	1,546	1,513	1,004
West Africa fleet:
Deepwater	1,104	1,288	1,809	919	819
Towing-supply	544	644	882	563	469
Other	599	417	181	446	637
Total	2,247	2,349	2,872	1,928	1,925
Worldwide fleet:
Deepwater	3,355	3,933	4,650	3,704	3,242
Towing-supply	814	1,010	1,454	1,565	1,458
Other	689	509	273	537	740
Total	4,858	5,452	6,377	5,806	5,440

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2021	2020	2020	2020	2020
AVAILABLE DAYS - ACTIVE FLEET:

Americas fleet:
Deepwater	1,704	1,839	1,862	2,077	2,000
Towing-supply	630	709	736	728	954
Other	180	184	184	182	182
Total	2,514	2,732	2,782	2,987	3,136
Middle East/Asia Pacific fleet:
Deepwater	1,773	1,840	1,840	1,911	1,950
Towing-supply	1,642	1,855	1,932	2,032	2,116
Total	3,415	3,695	3,772	3,943	4,066
Europe/Mediterranean fleet:
Deepwater	1,518	1,404	1,394	1,834	2,577
Towing-supply	—	—	—	—	122
Total	1,518	1,404	1,394	1,834	2,699
West Africa fleet:
Deepwater	723	552	460	1,447	1,547
Towing-supply	540	552	706	1,091	1,260
Other	1,741	1,678	1,288	1,252	1,183
Total	3,004	2,782	2,454	3,790	3,990
Worldwide fleet:
Deepwater	5,718	5,635	5,556	7,269	8,074
Towing-supply	2,812	3,116	3,374	3,851	4,452
Other	1,921	1,862	1,472	1,434	1,365
Total	10,451	10,613	10,402	12,554	13,891

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2021	2020	2020	2020	2020
UTILIZATION - TOTAL FLEET:

Americas fleet:
Deepwater	55.6%	53.2%	51.7%	64.3%	57.7%
Towing-supply	83.2	67.7	50.0	43.5	54.9
Other	55.7	66.7	66.7	65.2	63.1
Total	61.1%	57.2%	52.2%	58.3%	57.1%
Middle East/Asia Pacific fleet:
Deepwater	80.1%	78.2%	67.4%	57.9%	56.8%
Towing-supply	75.6	62.5	72.3	68.2	69.2
Total	77.9%	70.2%	69.9%	63.0%	63.0%
Europe/Mediterranean fleet:
Deepwater	44.7%	44.7%	45.5%	49.9%	64.2%
Towing-supply	—	—	—	—	46.7
Total	44.7%	44.7%	45.1%	48.6%	63.6%
West Africa fleet:
Deepwater	36.2%	27.2%	17.5%	31.1%	41.5%
Towing-supply	30.1	30.8	28.4	41.3	45.5
Other	34.4	42.3	53.1	39.2	51.5
Total	34.1%	34.2%	30.6%	36.5%	45.7%
Worldwide fleet:
Deepwater	53.4%	50.7%	45.4%	51.5%	56.2%
Towing-supply	63.5	54.4	52.4	52.8	58.0
Other	36.6	45.2	55.3	42.8	53.1
Total	52.9%	50.9%	48.5%	50.9%	56.4%

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2021	2020	2020	2020	2020
UTILIZATION - ACTIVE FLEET:

Americas fleet:
Deepwater	85.7%	85.1%	83.2%	91.0%	72.8%
Towing-supply	95.1	85.7	74.6	79.4	89.0
Other	83.6	100.0	100.0	97.8	98.8
Total	87.9%	86.3%	82.0%	88.6%	85.7%
Middle East/Asia Pacific fleet:
Deepwater	84.2%	82.1%	74.2%	73.1%	72.8%
Towing-supply	83.9	68.5	79.2	78.6	82.2
Total	84.0%	75.3%	76.8%	75.9%	77.7%
Europe/Mediterranean fleet:
Deepwater	81.3%	90.9%	95.1%	88.6%	89.2%
Towing-supply	—	—	—	—	46.7
Total	81.3%	90.9%	95.1%	88.6%	87.3%
West Africa fleet:
Deepwater	91.4%	90.8%	86.2%	50.9%	63.4%
Towing-supply	60.4	66.7	63.8	62.6	62.4
Other	46.2	52.9	60.6	53.2	79.2
Total	59.6%	63.1%	66.3%	55.0%	67.8%
Worldwide fleet:
Deepwater	84.8%	86.1%	83.4%	77.7%	78.8%
Towing-supply	81.9	72.1	75.0	74.2	77.0
Other	49.7	57.5	65.5	58.9	81.9
Total	77.6%	77.0%	78.2%	74.5%	78.5%

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2021	2020	2020	2020	2020
AVERAGE VESSEL DAY RATES: (A)

Americas fleet:
Deepwater	$13,608	16,416	14,743	14,738	13,793
Towing-supply	8,040	7,576	7,506	7,707	8,532
Other	10,179	9,559	9,514	9,723	9,638
Total	$11,865	13,602	12,581	12,865	11,854
Middle East/Asia Pacific fleet:
Deepwater	$10,670	11,129	10,127	10,161	10,097
Towing-supply	6,159	6,471	6,180	6,128	6,041
Total	$8,506	9,002	8,040	8,009	7,863
Europe/Mediterranean fleet:
Deepwater	$11,829	12,368	13,257	12,600	12,682
Towing-supply	—	—	—	—	3,138
Total	$11,960	12,368	13,361	12,689	12,514
West Africa fleet:
Deepwater	$11,972	12,449	12,365	11,891	12,337
Towing-supply	14,967	14,136	17,122	16,158	13,389
Other	3,501	3,952	3,944	3,829	3,384
Total	$8,711	8,510	9,643	10,711	9,539
Worldwide fleet:
Deepwater	$12,028	13,265	12,756	12,620	12,342
Towing-supply	7,896	8,026	8,411	8,843	8,292
Other	4,721	5,059	5,163	5,243	4,524
Total	$9,993	10,749	10,503	10,799	10,267

Note (A):  Average Vessel Day Rates equals Vessel Revenue / Days Worked.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2021	2020	2020	2020	2020

Americas
Vessel revenues	$26,224	32,068	28,705	34,044	31,859

Vessel operating costs:
Crew costs	$10,594	12,795	11,711	13,138	14,186
Repair and maintenance	2,714	2,065	1,259	1,703	2,171
Insurance	200	402	426	427	417
Fuel, lube and supplies	1,774	1,822	1,754	1,373	2,615
Other	1,980	2,306	2,486	1,956	2,673
Total vessel operating costs	$17,262	19,390	17,636	18,597	22,062

Vessel operating margin ($)	$8,962	12,678	11,069	15,447	9,797
Vessel operating margin (%)	34.2%	39.5%	38.6%	45.4%	30.8%

Americas - Select operating statistics
Average vessels - Total fleet	40	45	47	50	52
Utilization - Total fleet	61.1%	57.2%	52.2%	58.3%	57.1%

Average vessels - Active fleet	28	30	30	33	35
Utilization - Active fleet	87.9%	86.3%	82.0%	88.6%	85.7%

Average day rates	$11,865	13,602	12,581	12,865	11,854

Vessels commencing drydocks	1	1	—	5	5

Deferred drydocking and survey costs - beginning balance	$15,440	17,774	20,024	21,599	18,561
Cash paid for deferred drydocking and survey costs	881	1,015	1,086	1,819	5,912
Amortization of deferred drydocking and survey costs	(3,222)	(3,349)	(3,336)	(3,394)	(2,874)
Disposals, intersegment transfers and other	(1,286)	—	—	—	—
Deferred drydocking and survey costs - ending balance	$11,813	15,440	17,774	20,024	21,599

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2021	2020	2020	2020	2020

Middle East/Asia Pacific
Vessel revenues	$24,414	25,042	23,280	23,983	24,828

Vessel operating costs:
Crew costs	$9,639	9,982	10,468	8,726	10,085
Repair and maintenance	2,659	2,899	2,385	2,196	2,586
Insurance	(224)	452	562	739	591
Fuel, lube and supplies	1,569	1,924	1,783	1,405	2,665
Other	2,959	3,532	2,057	2,412	1,696
Total vessel operating costs	$16,602	18,789	17,255	15,478	17,623

Vessel operating margin ($)	$7,812	6,253	6,025	8,505	7,205
Vessel operating margin (%)	32.0%	25.0%	25.9%	35.5%	29.0%

Middle East/Asia Pacific - Select operating statistics
Average vessels - Total fleet	41	43	45	52	55
Utilization - Total fleet	77.9%	70.2%	69.9%	63.0%	63.0%

Average vessels - Active fleet	38	40	41	43	45
Utilization - Active fleet	84.0%	75.3%	76.8%	75.9%	77.7%

Average day rates	$8,506	9,002	8,040	8,009	7,863

Vessels commencing drydocks	—	3	—	—	5

Deferred drydocking and survey costs - beginning balance	$17,031	18,666	21,116	23,139	16,513
Cash paid for deferred drydocking and survey costs	72	1,447	386	850	8,897
Amortization of deferred drydocking and survey costs	(3,114)	(3,082)	(3,036)	(2,589)	(2,271)
Disposals, intersegment transfers and other	—	—	200	(284)	—
Deferred drydocking and survey costs - ending balance	13,989	17,031	18,666	21,116	23,139

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2021	2020	2020	2020	2020

Europe/Mediterranean
Vessel revenues	$14,749	15,775	17,716	20,620	29,491

Vessel operating costs:
Crew costs	$9,022	8,179	7,952	9,707	11,696
Repair and maintenance	1,673	1,133	869	1,278	3,141
Insurance	299	297	448	420	431
Fuel, lube and supplies	759	710	592	924	1,098
Other	1,707	1,214	1,274	1,547	2,522
Total vessel operating costs	$13,460	11,533	11,135	13,876	18,888

Vessel operating margin ($)	$1,289	4,243	6,581	6,744	10,603
Vessel operating margin (%)	8.7%	26.9%	37.1%	32.7%	36.0%

Europe/Mediterranean - Select operating statistics
Average vessels - Total fleet	31	31	32	37	41
Utilization - Total fleet	44.7%	44.7%	45.1%	48.6%	63.6%

Average vessels - Active fleet	17	15	15	20	30
Utilization - Active fleet	81.3%	90.9%	95.1%	88.6%	87.3%

Average day rates	$11,960	12,368	13,361	12,689	12,514

Vessels commencing drydocks	3	4	—	—	2

Deferred drydocking and survey costs - beginning balance	$7,317	7,147	9,143	10,387	9,406
Cash paid for deferred drydocking and survey costs	2,067	1,710	(361)	517	2,591
Amortization of deferred drydocking and survey costs	(1,653)	(1,540)	(1,635)	(1,710)	(1,610)
Disposals, intersegment transfers and other	—	—	—	(51)	—
Deferred drydocking and survey costs - ending balance	$7,731	7,317	7,147	9,143	10,387

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2021	2020	2020	2020	2020

West Africa
Vessel revenues	$15,606	14,945	15,694	22,328	25,796

Vessel operating costs:
Crew costs	$5,907	5,804	6,555	7,120	8,520
Repair and maintenance	2,391	1,930	1,419	1,479	2,700
Insurance	348	296	517	424	346
Fuel, lube and supplies	1,758	1,765	2,628	2,681	3,374
Other	3,292	3,890	4,639	5,119	5,312
Total vessel operating costs	$13,696	13,685	15,758	16,823	20,252

Vessel operating margin ($)	$1,910	1,260	(64)	5,505	5,544
Vessel operating margin (%)	12.2%	8.4%	(0.4)%	24.7%	21.5%

West Africa - Select operating statistics
Average vessels - Total fleet	58	56	58	63	65
Utilization - Total fleet	34.1%	34.2%	30.6%	36.5%	45.7%

Average vessels - Active fleet	33	30	27	42	44
Utilization - Active fleet	59.6%	63.1%	66.3%	55.0%	67.8%

Average day rates	$8,711	8,510	9,643	10,711	9,539

Vessels commencing drydocks	—	—	—	—	3

Deferred drydocking and survey costs - beginning balance	$16,680	20,388	24,301	26,856	22,456
Cash paid for deferred drydocking and survey costs	(298)	(400)	(576)	911	7,467
Amortization of deferred drydocking and survey costs	(3,268)	(3,294)	(3,426)	(3,466)	(3,067)
Disposals, intersegment transfers and other	1	(14)	89	—	—
Deferred drydocking and survey costs - ending balance	$13,115	16,680	20,388	24,301	26,856

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2021	2020	2020	2020	2020

Worldwide
Vessel revenues	$80,993	87,830	85,395	100,975	111,974

Vessel operating costs:
Crew costs	$35,162	36,760	36,686	38,691	44,487
Repair and maintenance	9,437	8,027	5,932	6,656	10,598
Insurance	623	1,447	1,953	2,010	1,785
Fuel, lube and supplies	5,860	6,221	6,757	6,383	9,752
Other	9,938	10,942	10,456	11,034	12,203
Total vessel operating costs	$61,020	63,397	61,784	64,774	78,825

Vessel operating margin ($)	$19,973	24,434	23,611	36,201	33,149
Vessel operating margin (%)	24.7%	27.8%	27.6%	35.9%	29.6%

Worldwide - Select operating statistics
Average vessels - Total fleet	170	175	182	202	213
Utilization - Total fleet	52.9%	50.9%	48.5%	50.9%	56.4%

Average vessels - Active fleet	116	115	113	138	153
Utilization - Active fleet	77.6%	77.0%	78.2%	74.5%	78.5%

Average day rates	$9,993	10,749	10,503	10,799	10,267

Vessels commencing drydocks	4	8	—	5	15

Deferred drydocking and survey costs - beginning balance	$56,468	63,975	74,584	81,981	66,936
Cash paid for deferred drydocking and survey costs	2,722	3,772	535	4,097	24,867
Amortization of deferred drydocking and survey costs	(11,257)	(11,265)	(11,433)	(11,159)	(9,822)
Disposals, intersegment transfers and other	(1,285)	(14)	289	(335)	—
Deferred drydocking and survey costs - ending balance	$46,648	56,468	63,975	74,584	81,981

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2021	2020	2020	2020	2020
Net loss	$(35,527)	(29,427)	(38,081)	(110,664)	(18,524)

Interest and other debt costs	4,541	5,984	6,071	5,959	6,142
Income tax (benefit) expense	2,009	(4,477)	5,953	2,730	(5,171)
Depreciation	18,470	19,416	19,343	16,986	17,285
Amortization of deferred drydock and survey costs	11,257	11,265	11,434	11,158	9,822
EBITDA (A), (B), (C)	$750	2,761	4,720	(73,831)	9,554

Long-lived asset impairments and other	—	6,475	1,945	55,482	10,207
Affiliate credit loss impairment expense	—	(600)	—	53,581	—
Affiliate guarantee obligation	—	—	—	2,000	—
One-time integration related costs	—	291	641	446	129
Adjusted EBITDA (A), (B), (C)	$750	8,927	7,306	37,678	19,890

Note (A):  EBITDA excludes interest and other debt costs, income tax expense, depreciation and amortization. Additionally, Adjusted EBITDA excludes impairment charges, and merger and integration related costs.

Note (B):  EBITDA and Adjusted EBITDA for the three months ended March 31, 2021, and for each of the prior four quarters includes non-cash, stock-based compensation expense of  $1,172, $1,158, $1,223, $1,401, and $1,335 respectively.

Note (C):  EBITDA and Adjusted EBITDA for the three months ended March 31, 2021, and for each of the prior four quarters includes foreign exchange gains (losses) of  $(850), $(2,880), $(1,153), $(2,076), and $864, respectively.

Non-GAAP Financial Measures

We disclose and discuss EBITDA and Adjusted EBITDA as non-GAAP financial measures in our public releases, including quarterly earnings releases, investor conference calls and other filings with the Securities and Exchange Commission. We define EBITDA as earnings (net income or loss) before interest and other debt costs, income tax expense, depreciation and amortization. Additionally, Adjusted EBITDA excludes impairment charges and merger and integration related costs. Our measures of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures presented by other companies. Other companies may calculate EBITDA and Adjusted EBITDA differently than we do, which may limit its usefulness as a comparative measure.

Because EBITDA and Adjusted EBITDA are not measures of financial performance calculated in accordance with GAAP, they should not be considered in isolation or as a substitute for operating income, net income or loss, cash provided (used) in operating activities, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

EBITDA and Adjusted EBITDA are widely used by investors and other users of our financial statements as a supplemental financial measure that, when viewed with our GAAP results and the accompanying reconciliations, we believe provide additional information that is useful to gain an understanding of the factors and trends affecting our ability to service debt, pay taxes and fund drydocking and survey costs and capital expenditures. We also believe the disclosure of EBITDA and Adjusted EBITDA helps investors meaningfully evaluate and compare our cash flow generating capacity from quarter-to-quarter and year-to-year.

EBITDA and Adjusted EBITDA are also financial metrics used by management (i) as a supplemental internal measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; (ii) to compare to the EBITDA and Adjusted EBITDA of other companies when evaluating potential acquisitions; and (iii) to assess our ability to service existing fixed charges and incur additional indebtedness.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2021	2020	2020	2020	2020
Net cash provided by (used in) operating activities (A)	$5,716	2,180	14,629	14,702	(27,525)

Cash interest expense	3,746	5,066	5,435	5,292	5,442
Interest income and other	(23)	(144)	(272)	(696)	(116)
Additions to property and equipment	(1,196)	(10,218)	(607)	(1,626)	(2,449)
Expansion capital	—	5,300	—	—	—
Free cash flow before proceeds from asset sales	8,243	2,184	19,185	17,672	(24,648)

Proceeds from asset sales	10,983	6,798	10,592	11,454	9,452

Free cash flow	$19,226	8,982	29,777	29,126	(15,196)

Free cash flow is a non-GAAP investment performance indicator which we believe provides useful information regarding the net cash generated by the Company before any payments to capital providers.  Free cash flow is determined from net cash provided by (used in) operating activities adjusted for capital expenditures, excluding expansion capital, proceeds from asset sales, cash interest expense and interest income.  Free cash flow is not defined by U.S. GAAP and is not a substitute for net cash provided by operating activities.

Note (A): Net cash provided by (used in) operating activities is affected by changes in our assets and liabilities and the amounts we pay in cash for our drydocks and vessel surveys as illustrated in the following table:

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2021	2020	2020	2020	2020
Cash provided by (used in) changes in assets and liabilities, excluding drydock payments	$9,921	(4,915)	18,858	(10,373)	(18,127)
Cash paid for deferred drydock and survey costs	(2,722)	(3,772)	(535)	(4,097)	(24,867)
Total sources (uses) of cash for changes in assets and liabilities	$7,199	(8,687)	18,323	(14,470)	(42,994)

Contacts

Tidewater Inc.

Jason Stanley

Vice President,

ESG and Investor Relations

+1.713.470.5292

SOURCE: Tidewater Inc.